SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : February 14, 2006

                          HOLOBEAM, INC.
(Exact name of registrant as specified in its charter)









Delaware                             03385     	        22-1840647
------------------------------------------------------------------------
(State or other jurisdiction of   Commission       (I.R.S. Employer
incorporation or organization)    File Number       Identification No.)


217 First Street, P.O. Box 287, Ho-Ho-Kus, NJ             07423-0287
-------------------------------------------------------------------------
(Address of principal executive offices)	                (Zip Code)

Registrant's telephone number, including area code 201-445-2420



Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfiy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)  Previous independent registered public accounting firm.
------------------------------------------------------------

(i) On February 14, 2006, Holobeam, Inc. (the "Company") dismissed R. A. Fredericks & Company, LLP ("Fredericks") as its independent registered public accounting firm.

(ii) The report of Fredericks on the Company's financial statements and financial statement schedules for the fiscal years ended September 30, 2005 and September 30, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Audit Committee recommended and approved the decision to change independent registered public accounting firms.

(iv) In connection with the audits of the Company's financial statements for each of the two most recently completed fiscal years and through February 14, 2006, there have been no disagreements with Fredericks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fredericks, would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. There were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K.

(v) The Company has given permission to Fredericks to respond fully to the inquiries of the successor auditor, including concerning the subject matter of this reportable event.

(vi) The Company has requested that Fredericks furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. Enclosed is the letter from the predecessor auditor.

(b)  New independent registered public accounting firm.
-------------------------------------------------------

(i) On February 14, 2006 and effective the same date, on the recommendation of the Company's Audit Committee, the Company engaged Simontacchi & Company LLP ("Simontacchi") as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending September 30, 2006 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with quarter ended March 31, 2006.

(ii) During the two most recent fiscal years and through February 14, 2006, the Company has not consulted with Simontacchi regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, as well as any matters or reportable events described in Items 304 (a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                       Description

16.1 Letter from R.A. Fredericks & Company, LLP to the Securities and Exchange Commission regarding change in certifying accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has Duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2006

                  Holobeam, Inc.


                                   By:Melvin S. Cook
                                   -----------------
                                      Melvin S. Cook